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                                                                    EXHIBIT 10.2

            AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

     This Amendment (this "Amendment") is entered into as of March 12, 1999 by and among Luigino's, Inc., a Minnesota corporation (the "Borrower"), The First National Bank of Chicago, individually and as agent ("Agent") and the financial institutions signatory hereto (the "Lenders").

                                    RECITALS

     A. The Borrower, the Agent, and the Lenders are party to that certain Amended and Restated Credit Agreement dated as of February 4, 1999 (the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

     B. The Borrower, the Agent, and the Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

     1. Amendment to Credit Agreement. The Credit Agreement is hereby amended as follows:

     (a) Article I of the Credit Agreement is amended by adding a new definition to read as follows:

     "Cash Management Fund" means a money market fund that invests in short-term money market obligations, including securities issued or guaranteed by the United States of America or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, domestic and foreign branches of foreign banks and thrift institutions, guaranteed investment contracts, repurchase agreements, high quality domestic and foreign commercial paper and other eligible short-term obligations, including those with floating or variable rates of interest.

     (b) Section 6.16 of the Credit Agreement is amended and replaced in its entirety to read as follows:

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     The Borrower will not, nor will it permit any Subsidiary to, make or suffer to exist any Investments (including, without limitation, loans and advances to, and other Investments in, Subsidiaries), or commitments therefor, or to create any Subsidiary or to become or remain a partner in any partnership or joint venture, or to make any Purchases, except:

     (a) Short-term obligations of, or fully guaranteed by, the United States of America;

     (b) Commercial paper rated A-l or better by Standard and Poor's Corporation or P-l or better by Moody's Investors Service, Inc.;

     (c) Demand deposit accounts maintained in the ordinary course of business;

     (d) Certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000;

     (e) Existing Investments in Subsidiaries and other Investments in existence on the Restatement Date and described in Schedule 6.16 hereto;

     (f) Shares of stock or other securities received in settlement of claims arising in the ordinary course of business;

     (g) Shareholder Loans existing on the date hereof and other Shareholder Loans which, together with the amount of dividends permitted under Section 6.10(b)(iii) hereof shall not exceed the amount of dividends permitted under
Section 6.10(b)(iii);

     (h) Other Investments up to an aggregate amount not in excess of $250,000;

     (i) Other Purchases up to an aggregate amount not to exceed $1,500,000;

     (j) Purchases other than those referred to in clause (i) above up to an aggregate amount not to exceed $3,500,000; provided, however, that at least 5 Business Days before any such Purchase, the Borrower shall submit to the Agent satisfactory evidence of pro forma compliance (after giving effect to such Purchase) with Section 6.27 hereof for the four most recently ended fiscal quarters of the Borrower; and

     (k) Investments in Cash Management Funds rated Aaa by Moody's Investors Service, Inc. or AAAm by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc.

     2. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

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     (a) The execution, delivery and performance by the Borrower of this
Amendment have been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally;

     (b) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof;

     (c) After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing.

     3. Effective Date. This Amendment shall become effective upon the execution and delivery hereof by the Borrower and the Lenders.

     4. Reference to and Effect Upon the Credit Agreement.

     (a) Except as specifically amended or waived above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

     5. Costs and Expenses. The Borrower hereby affirms its obligation under
Section 9.7 of the Credit Agreement to reimburse the Agent for any costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Agent, which attorneys may be employees of the Agent) paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment.

     6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

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     7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

     8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                        LUIGINO'S, INC.

                                        By: /s/ Joel C. Kozlak
                                            ----------------------------
                                        Print Name: Joel C. Kozlak
                                                   ---------------------
                                        Title: Chief Financial Officer
                                              --------------------------

                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        Individually and as Agent

                                        By: /s/ Dennis J. Redpath
                                            ----------------------------
                                        Print Name: Dennis J. Redpath
                                                   ---------------------
                                        Title: Vice President
                                              --------------------------

                                        U.S. BANK NATIONAL ASSOCIATION
                                        (f/k/a FIRST BANK NATIONAL ASSOCIATION),
                                        Individually

                                        By: /s/ William J. Umscheid
                                           -------------------------------
                                           Print Name: William J. Umscheid
                                                      --------------------
                                           Title: Vice President
                                                 -------------------------